UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 24, 2025
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition

On July 24, 2025, WSFS Financial Corporation (the “Registrant”) issued a press release to report earnings for the quarter ended June 30, 2025. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

This information (including Exhibit 99.1) is being furnished under Item 2.02 hereof and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosures

The attached presentation contains information that the members of the Registrant's management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Registrant from time to time throughout the third quarter of 2025. Other presentations and related materials will be made available as they are presented during the year. A copy of the earnings release supplement is furnished with this Form 8-K as Exhibit 99.2.

This information (including Exhibit 99.2) is being furnished under Item 7.01 hereof and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Other Exhibits
(d) Exhibits.
99.1 Press Release, dated July 24, 2025
99.2 2Q 2025 Earnings Release Supplement, dated July 24, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	July 24, 2025	By:	/s/ David Burg
David Burg Executive Vice President, Chief Financial Officer